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                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

          Each of the undersigned hereby constitutes and appoints ROBERT D. ROGERS, RICHARD M. FOWLER and JAMES R. McCRAW, and each of them, with full power of substitution as the undersigned's attorney or attorney-in-fact, to sign for each of them and in each of their names, as members of the Board of Directors, an Annual Report on Form 10-K for the year ended May 31, 2001, and any and all amendments, filed by TEXAS INDUSTRIES, INC., a Delaware corporation, with the Securities and Exchange Commission under the provisions of the Securities Act of 1934, as amended, with full power and authority to do and perform any and all acts and things necessary or appropriate to be done in the premises.

DATED:       July 11, 2001


                                    /s/   JOHN M. BELK
                                    ------------------------------------
                                          JOHN M. BELK
                                          (Director)

                                    s/    EUGENIO CLARIOND REYES
                                    ------------------------------------
                                          EUGENIO CLARIOND REYES
                                          (Director)

                                    /s/   GORDON E. FORWARD
                                    ------------------------------------
                                          GORDON E. FORWARD
                                          (Director)

                                    /s/   GERALD R. HEFFERNAN
                                    ------------------------------------
                                          GERALD R. HEFFERNAN
                                          (Director)

                                    /s/   JAMES M. HOAK, JR.
                                    ------------------------------------
                                          JAMES M. HOAK, JR.
                                          (Director)

                                    s/    DAVID A. REED
                                    ------------------------------------
                                          DAVID A. REED
                                          (Director)

                                    /s/   IAN WACHTMEISTER
                                    ------------------------------------
                                          IAN WACHTMEISTER
                                          (Director)

                                    /s/   ELIZABETH C. WILLIAMS
                                    ------------------------------------
                                          ELIZABETH C. WILLIAMS
                                          (Director)

STATE OF TEXAS              (S)
                            (S)
COUNTY OF DALLAS            (S)

          On this 11/th/ day of July, 2001, before me personally came JOHN M. BELK, EUGENIO CLARIOND, GORDON E. FORWARD, GERALD R. HEFFERNAN, JAMES M. HOAK, JR., DAVID A. REED, IAN WACHTMEISTER AND ELIZABETH C. WILLIAMS, known to me to be the same persons described in and who executed the foregoing Power of Attorney and acknowledged to me that (s)he executed the same for the purposes therein stated.


                                    /s/   GWYNN E. HERRICK
                                    ------------------------------------
[SEAL]                              Notary Public in and for the State of Texas

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